Pilgrim’s Pride Corporation
Second Amendment To Amended and Restated Post-Petition Credit Agreement

This Second Amendment to Amended and Restated Post-Petition Credit Agreement (herein, the “Amendment”) is entered into as of June 5, 2009, among Pilgrim’s Pride Corporation, a Delaware corporation (the “Borrower”), as debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the direct and indirect Domestic Subsidiaries of the Borrower party to this Amendment and To-Ricos, Ltd., a Bermuda company (“To-Ricos”) and To-Ricos Distribution, Ltd., a Bermuda company (“To-Ricos Distribution”), as Guarantors, each as debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the Lenders party hereto, and Bank of Montreal, a Canadian chartered bank acting through its Chicago branch,  as DIP Agent for the Lenders.

Preliminary Statements

A.The Borrower, the Guarantors from time to time parties thereto, the Lenders and the DIP Agent are parties to that certain Amended and Restated Post-Petition Credit Agreement dated as of December 31, 2008, as heretofore amended (the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.The Borrower and the Required Lenders have agreed to amend the Credit Agreement on the terms and conditions set forth in this Amendment.

Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.	Amendments To Credit Agreement.

Upon satisfaction of all of the conditions precedent specified in Section 2 hereof the Credit Agreement shall be amended as follows:

         Section 1.1. Section 8.5(b) of the Credit Agreement shall be amended by replacing the phrase “fiscal month” appearing therein with the phrase “calendar month.”

         Section 1.2. Section 8.7 of the Credit Agreement shall be amended by replacing the period appearing at the end of subsection (aa) thereof with “; and” and by adding the following provision thereto as subsection (bb) thereof:

 (bb)indebtedness with respect to letters of credit in an aggregate maximum amount available to be drawn not to exceed $10,000,000 at any time issued to support a Debtor’s obligations relating to surety bonds issued for the account of a Debtor (the “Surety Bonds”), which letters of credit shall be inclusive of, and not in addition to, the amounts available to draw, if any, under that certain letter of credit issued by Merrill Lynch for the benefit of Liberty Mutual Insurance Company in the amount of $6,000,000, expiring on October 15, 2009.

         Section 1.3. Section 8.8 of the Credit Agreement shall be amended by replacing the period appearing at the end of subsection (y) thereof with “; and” and by adding the following provision thereto as subsection (z) thereof:

(z)Liens granted on cash and cash equivalents in an amount not to exceed $10,000,000 at any time that secure (i) the Debtors’ obligations relating to the Surety Bonds, or (iii) the Debtors’ indebtedness permitted by Section 8.7(bb).

Section 2.	Conditions Precedent.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         Section 2.1. The Borrower, the Guarantors and the Required Lenders shall have executed and delivered this Amendment .

         Section 2.2. Each of the representations and warranties set forth in Section 6 of the Credit Agreement shall be true and correct in all material respects, except to the extent the same expressly relate to an earlier date in which case they shall remain true and correct in all material respects as of such earlier date.

        Section 2.3. The Borrower shall be in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default shall have occurred and be continuing thereunder or shall result after giving effect to this Amendment.

         Section 2.4. The Bankruptcy Court shall have entered an order authorizing the execution and delivery of this Amendment.

Section 3.	Representations And Warranties.

        Section 3.1. The Borrower, by its execution of this Amendment, hereby certifies and warrants the following:

(a)each of the representations and warranties set forth in Section 6 of the Credit Agreement is true and correct in all material respects as of the date hereof, except to the extent the same expressly relate to an earlier date in which case they shall remain true and correct in all material respects as of such earlier date; and

(b)the Borrower is in full compliance with all of the terms and conditions of the Credit Agreement and no Event of Default or Default has occurred and is continuing thereunder.

Section 4.	Miscellaneous.

        Section 4.1. Except as specifically amended herein the Credit Agreement shall continue in full force and effect.  Reference to this specific Amendment need not be made in any note, documents, letter, certificate, the Credit Agreement itself, the Notes, or any communication issued or made pursuant to or with respect to the Credit Agreement or the Notes, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

       Section 4.2. As an additional inducement to and in consideration of the Lenders’ acceptance of this Amendment each of the Guarantors hereby acknowledges the execution of the foregoing Amendment by the Borrower and agrees that this acknowledgement is not required under the terms of the Guaranty and that the execution hereof by the Guarantors shall not be construed to require the Lenders to obtain their acknowledgement or consent to any future amendment, modification or waiver of any term of the Credit Agreement except as otherwise provided in the Guaranty.  Each of the Guarantors hereby agree that the Guaranty shall apply to all indebtedness, obligations and liabilities of the Borrower and the Guarantors to the Lenders under the Credit Agreement as amended by this Amendment.  Each Guarantor further acknowledges and agrees that the Guaranty shall be and remain in full force and effect.

        Section 4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterparts, all of which taken together shall constitute one and the same Agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of Illinois.

[Signature pages to follow]

This Second Amendment to Amended and Restated Post-Petition Credit Agreement is entered into as of the date and year first above written.

“Borrower”

Pilgrim’s Pride Corporation, as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name Richard A. Cogdill
Title Chief Financial Officer

“Guarantors”

PFS Distribution Company, as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name Richard A. Cogdill
Title Chief Financial Officer

PPC Transportation Company, as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name Richard A. Cogdill
Title Chief Financial Officer

Pilgrim’s Pride Corporation of West Virginia, Inc., as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name Richard A. Cogdill
Title Chief Financial Officer

PPC Marketing, Ltd., as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name Richard A. Cogdill
Title Chief Financial Officer

To-Ricos, Ltd., as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name Richard A. Cogdill
Title Chief Financial Officer

To-Ricos Distribution, Ltd., as debtor and debtor-in-possession

By /s/ Richard A. Cogdill
Name Richard A. Cogdill
Title Chief Financial Officer

Pilgrim’s Pride Corporation
Signature Page to Second Amendment to Amended and Restated Post-Petition Credit Agreement

“DIP Agent, Swing Line Lender and L/C Issuer”

Bank of Montreal, as a Lender, Swing Line Lender, L/C Issuer and as DIP Agent

By /s/ Barry W. Stratton
Barry W. Stratton
Managing Director

Pilgrim’s Pride Corporation
Signature Page to Second Amendment to Amended and Restated Post-Petition Credit Agreement

“Lenders”

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland” New York Branch

By /s/ Michalene Donegan
Its: Michalene Donegan – Executive Director

By /s/ Rebecca Morrow
Its: Rebecca Morrow – Executive Director

U.S. Bank National Association

By
Its

Wells Fargo Bank National Association

By /s/ Roger Fruendt
Its Roger Fruendt
Senior Vice President

ING Capital LLC

/s/ Lina A. Garcia
By: Lina A. Garcia
Its: Director

CALYON New York Branch

By
Its

By
Its

Natixis New York Branch

By /s/ Vincent Lauras
Its Vincent Lauras
Senior Managing Director

By /s/ Stephen A. Jendras
Its Stephen A. Jendras
Managing Director

SunTrust Bank

By
Its

First National Bank of Omaha

By
Its

Pilgrim’s Pride Corporation
Signature Page to Second Amendment to Amended and Restated Post-Petition Credit Agreement